DOVER DAY 2011

MONDAY, DECEMBER 5

INVESTOR CONFERENCE






12:56
+25°C



Dover Day 2011 Agenda

Time	Presenter	Topic
11:30 – 12:00		Registration
12:00 – 1:00		Lunch with Dover Executives
↓	Paul Goldberg	Welcome Remarks
	Bob Livingston	Opening Remarks
	Steve Sellhausen	Corporate Development
	John Hartner	DPI Segment
	Tom Giacomini	DES Segment
2:25 – 2:40		Break
↓	Bill Spurgeon	DE Segment
	Jeff Niew	DCT Segment
	Brad Cerepak	Financial Framework
3:50 – 4:20	Bob Livingston	Final Comments / Q&A
4:20 – 5:00		Cocktails with Dover Executives

Forward Looking Statements

We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements.

We would also direct your attention to our internet site www.dovercorporation.com, where considerably more information can be found.


12:56
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2 missed calls

DOVER

Bob Livingston

President and Chief Executive Officer

Positioning for Growth

- Review our performance and execution in 2011
- Present Dover's new segmentation and how it supports our strategic focus and accelerates our growth strategy
- Review our strategy and how we're even better positioned to achieve our growth objectives

2011 - Solid Performance

- Revenues up ≈ 20%
- Segment margins ≈ 16.8%
- Estimated free cash flow around 10% of revenue
- 56th straight year of dividend increase

Significant Accomplishments

- Key portfolio changes
- Growing traction in emerging economies, especially China

Dover's E.P.S. over the last decade



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Current 2011 Guidance Range $4.45 - $4.50
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011F

Dover's Business Model

Maintaining advantaged Dover business model

Strategic Focus Areas

- **Positioning for Growth**
- **Capturing the Benefits of Common Ownership**
- **Disciplined Capital Allocation**

Our New Segment Structure:

- Provides better alignment and focus around our end markets
- Allows us to better leverage our executive leadership talent and expertise
- Helps improve the sharing and leveraging of resources within and between the four segments
- Enhances execution of business-specific strategies
- Facilitates internal and external benchmarking against companies serving similar markets

Dover's New Segments & Key Brands

ENGINEERED SYSTEMS

Tom Giacomini, President & CEO



DE-STA-CO · Hill PHOENIX · WARN · HEIL · Blackmer · WILDEN · Rotary · SWEP

2011 (F) Revenue $3.3 Billion

ENERGY

Bill Spurgeon, President & CEO



USSynthetic · COOK COMPRESSION · QUARTZDYNE · OPW · NORRIS · WAUKESHA BEARINGS · HF · TWG

2011 (F) Revenue $1.9 Billion

PRINTING & IDENTIFICATION

John Hartner, President & CEO



OKinternational · DEK · markem-imaje · Everett Charles Technologies · datamax-o'neil

2011 (F) Revenue $1.6 Billion

COMMUNICATION TECHNOLOGIES

Jeff Niew, President & CEO



Knowles Electronics · K&L MICROWAVE · VECTRON INTERNATIONAL · SARGENT · CPC Colder Products Company · SOUND SOLUTIONS

2011 (F) Revenue $1.4 Billion

Dover's New Segments Align with Key Markets

ENGINEERED SYSTEMS

- Fluid Solutions
- Refrigeration & Food Equipment
- Industrial

Comparable Companies	Idex, Flowserve, Ingersoll Rand, Oshkosh, ITW, Manitowoc, Colfax

ENERGY

- Drilling
- Production
- Downstream

Comparable Companies	Baker-Hughes, Weatherford, Lufkin, National Oilwell Varco, Robbins & Myers

PRINTING & IDENTIFICATION

- Fast Moving Consumer Goods
- Industrial
- Electronics
- Semi
- Alternative Energy

Comparable Companies	Danaher, Domino, Cohu, Nordson

COMMUNICATION TECHNOLOGIES

- Handsets
- Medical & Life Sciences
- Aerospace/Industrial/Military
- Telecom

Comparable Companies	AAC, Analog Devices, Smiths Group plc

Dover's New Segments – Key takeaways

ENGINEERED SYSTEMS

- Embracing "Customer-win" concepts and innovation/new product development.
- Pursue high growth emerging market opportunities that line up with strategic direction.
- Significant productivity gains from supply chain and operational excellence.

ENERGY

- We continue to play in a robust and expanding market.
- Significant opportunities for geographic expansion.
- Continue to expand product offerings.

PRINTING & IDENTIFICATION

- Opportunities for significant organic growth in fast-moving consumer goods space.
- Increasing opportunities to expand in global markets.
- Expand into new applications.

COMMUNICATION TECHNOLOGIES

- Commitment to technology and innovation leadership.
- Ability to leverage cost synergies to drive productivity gains.
- Expand into new markets and applications.

Dover's Business Model

Maintaining advantaged Dover business model

Strategic Focus Areas

- **Positioning for Growth**
- **Capturing the Benefits of Common Ownership**
- **Disciplined Capital Allocation**

Tailwinds – Positioning for Growth

Global energy demand
- Increased demand, depleting resources
- Renewable energy technologies
- Emerging market growth

Sustainability
- Energy efficiency
- Environmentally friendly products
- Recycling

Consumer product safety
- Product identification
- Traceability
- Food safety

Communications
- Mobile devices
- Defense spending/ geopolitics
- Infrastructure

International/ BRIC growth
- Increased living standards
- Infrastructure build-out
- Manufacturing/LCC capabilities

- **Operational Excellence**
  - Productivity gains
    - Supply chain
    - Lean
    - Facility consolidation
  - On-going quality improvement
  - Workplace safety initiatives
- **Shared Facilities**
  - Regional support centers and shared manufacturing centers
    - Brazil
    - India
- **Talent Development**
- **Exploring Opportunities in Shared Services**

Priorities remain intact

- **Grow and support existing businesses**
  - 2011 Cap Ex spend ≈ 3% of revenue
- **Grow annual dividend**
  - Increased 15% to $1.26 per share in 2011
- **Completed 9 acquisitions for $1.4B**
  - Sound Solutions - $855M
  - Harbison Fisher - $403M
- **Announced 2 divestitures this year**
- **On-going portfolio review focusing on the spaces we wish to grow**

Diversified End-Markets

- **Asia is fastest growing region in 2011**
  - Revenue surpasses Europe in Q2 & Q3 (... and Q4)
  - Developing markets are focus areas of growth

Geographic Revenue Mix


8%
17%
57%
18%
North America
Asia
Europe
Rest of World

Based on Q3 YTD 2011 revenue

Total Sales in Asia as % of Total Dover


13.6%
13.5%
14.2%
17.4%
18.3%
2007
2008
2009
2010
2011 YTD

Expanding Margins

- **Significant segment margin expansion**
  - Each segment expecting significant margin expansion through 2014.
  - Focus on productivity including supply chain
  - Strategic pricing
  - Portfolio shaping



20
15
10
5
0
16.0%
13.3%
17.0%
17.0%*
16.8%
≈19%
2008
2009
2010
2011
2014
* Without deal costs

Conclusion – Financial Goals – Next Three Years

GROWTH	MARGIN	CASH FLOW
Grow 7% - 9% organically, complemented by acquisition growth of 3% - 5%	Expand segment margin to 19% by 2014	Generate free cash flow of 10% of revenue

Total shareholder return in the top quartile of our peer companies







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2 missed calls



DOVER

Steve Sellhausen

Senior Vice President – Corporate Development

Strategy and Corporate Development

- **Strategy**
  - Enhanced our strategic thinking and planning –
    focus on growth strategies and innovative technologies
- **Capital Allocation**
  - Focusing our investments on five key strategic growth spaces
  - Acquisitions – numerous deals, all strategic and synergistic
- **Execution**
  - Post-merger integration and accountability –
    tool kit and process to ensure synergies are realized
    and value created
- **Future M&A at Dover**

Enhanced Strategic Thinking and Planning

- Objective is more innovative and strategic global growth investment opportunities, organic (innovation & international) and M&A
- Developed at market and segment levels
- New segment alignment provides greater focus on strategy and growing global spaces
  - **Communication Technologies** – Global communications components, life sciences and "intelligence" across multiple vertical markets strategies
  - **Energy** – Global energy equipment strategy
  - **Engineered Systems** - North American and global refrigeration equipment and systems and global fluid solutions strategies
  - **Printing & Identification** – Expanded printing technologies and material deposition strategy

2009-2011 Energy Growth Space Investments

HARBISON-FISCHER

INPRO/SEAL

KMC

OILLIFT

GEAR PRODUCTS

COOK MECHANICAL FIELD SERVICES

DYNALCO

9 transactions

$680 million investment in high growth Energy space

- **Strategy** - building out global energy equipment and artificial lift portfolio
- **Product/Technology** - strategic new product and technology expansions
- **International** - accelerate global geographic expansion opportunities
- **Financial** – combined revenue contribution of ≈$315 million, with strong organic growth and operating margins

2009-2011 Refrigeration & Foodservice Equipment Growth Space Investments

TYLER REFRIGERATION

ADVANSOR

INTEK MANUFACTURING LLC

à la cart

Barker Specialty Products by Hill PHOENIX

5 transactions

$170 million investment in North American and global refrigeration market

- **Strategy** - created leading North American retail refrigeration case and systems business
- **Product/Technology** – expanded refrigeration case and system and specialty case design technology with focus on environmentally friendly and energy efficient technologies
- **International** – added innovative European refrigeration systems technology
- **Financial** – combined revenue contribution of ≈$315 million, with increased operating margins and above market growth potential

2009-2011 Communication Technologies Growth Space Investments

2 transactions

$860 million investment in communication components market

- **Strategy** - Sound Solution acquisition has created the global leader in audio components in the high growth handset market
- **Product/Technology** – added important product technology to offer total audio block customer solution
- **International** – expanded global design and manufacturing footprint
- **Financial** – combined revenue contribution of ≈$400 million, with strong market growth potential

2009-2011 Fluid Solutions Growth Space Investments

EnviroGear INTERNAL GEAR PUMPS

Chemilizer

RedScrew PUMP

Dosmatic

4 transactions
$40 million investment in attractive fluid solutions markets

- **Strategy** - several small acquisitions have expanded key positive displacement pump technology for PSG and Hydro
- **Product/Technology** – added innovative magnetic gear drive and screw pump technology
- **International** – expansion in attractive Chinese oil & gas screw pump market with global expansion opportunities
- **Financial** – combined revenue contribution of ≈$25 million, with strong earnings contribution

2009 - 2011 M&A Transactions - 21 deals $1.8 billion

Segment	Strategic Growth Area Mix	# of Transactions	Amount
DE	Energy	9	$680 million (39%)
DES	Fluid Solutions	4	$40 million (2%)
DCT	Communications Components	2	$860 million (49%)
DES	Food/Refrigeration Equipment	5	$170 million (10%)
DPI	Product Identification	1	$5 million(<1%)
	International Mix		
	United States	15	$755 million (43%)
	International (incl. Canada)	6	$1,000 million (57%)
	Transaction Size Mix		
	<$25 million	12	$90 million (5%)
	$25 - $100 million	7	$410 million (23%)
	$100 - $500 million	1	$400 million (23%)
	$500 - $1,000 million	1	$855 million (49%)

Strategic Portfolio Shaping

2009 Segment Revenue Mix


DCT
17%
DES
45%
DE
18%
DPI
20%

2011 Segment Revenue Mix


DCT
17%
DES
40%
DE
23%
DPI
20%

2009 Segment EBIT Mix


DCT
19%
DES
41%
DE
29%
DPI
11%

2011 Segment EBIT Mix


DCT
17%
DES
34%
DE
32%
DPI
17%

Future M&A at Dover

- **Estimated $3 billion in FCF over the next 3 years**
- **Continue to invest in strategic growth spaces**
  - More focus on fluid solutions and product identification
  - Energy continues to be an attractive space
  - Pause in communication components to integrate Sound Solutions
  - Expand refrigeration technology internationally
  - Beginning to explore potential new growth spaces
- **Transaction Profile**
  - Larger transaction size to "move the needle"….
    though small strategic add-ons are very accretive
  - Additional exposure to higher growth emerging economies


20.07.10

DOVER PRINTING & IDENTIFICATION

John Hartner

President & Chief Executive Officer

Headlines – How We Win

- Expand fast moving consumer goods & emerging markets presence
- Solutions approach improves margins & grows recurring revenues
- Invest to grow core & adjacent printing market spaces
- Leverage segment infrastructure to improve margins

DOVER
2011E REVENUE
≈ $8.2B

Communication Technologies (17%)	Energy (23%)	Engineered Systems (40%)	**Printing & Identification (20%)**

Revenue by End-Market


21%
20%
13% Semi
7% Alt Energy
39%

- Electronics
- Fast Moving Consumer Goods
- Industrial

Key Brands

markem·imaje
datamax·o'neil
DEK
ECT EVERETT CHARLES TECHNOLOGIES
multitest
okinternational

Performance Update

- 9% Revenue growth vs. 2010 (6% ex. FX)
  - 8% FMCG revenue growth
  - 7% Industrial growth
  - 11% Electronics revenue growth
- Margin leverage offset by investment for growth and softening 2H demand in semicon
- Strong operating cash flow
- Alternative Energy record sales and earnings for year

Recent Trends

- Growth across key end verticals for Marking & Coding powered by new products and emerging markets.
- Europe is softer than anticipated in Q4
- Mainstream electronics steady while alternative energy and semicon markets weakening 2H 2011


$ in millions
Revenue
$2,000
$1,500
$1,000
$500
$0
2009
2010
2011F


$ in millions
Segment Earnings
$250
$200
$150
$100
$50
$0
2009
2010
2011F


Segment Margin
20%
15%
10%
5%
0%
2009
2010
2011F

Geography & Product Mix

Geography


YTD 2011
12%
36%
24%
28%
Asia
Europe
North America
Rest of World

- New segment alignment creates synergy opportunities
- Global supply chain optimization
- Talent mobility growing

Product Mix


48%
52%
Recurring revenue
Non-recurring revenue

- Value – yield/throughput, value pricing, long term partnership
- Business Model – customer stability, recurring revenue buffers market fluctuations

Tailwinds – Positioning for Growth

	FMCG	Electronics	Industrial
Global energy demand		✓	
Sustainability	✓	✓	
Consumer product safety	✓		
Communications		✓	
International/ BRIC growth	✓	✓	✓

Printing Technologies

Industry	Fast Moving Consumer Goods (FMCG) Industrial Electronics
Applications	Marking & Coding Dispensing Printing Soldering Coating
Technologies	CIJ DOD Jetting Dispensing Spray Coating Thermal Laser Screen Printing Other Technologies
Solutions	Precision Equipment + Recurring Revenues + Services

Upstream Technologies

Substrate Preparation
Material Preparation
Custom Handling

Downstream Technologies

Curing & Drying
Identification (Test, Measurement & Traceability)

Marking & Coding - Market Drivers

Market

- $4 billion growing ~ 5% annually (FMCG & Industrial)
- Emerging Markets growing more than twice the global rate



Tailwinds

- Population growth & rising living standards
- Increased Food/ Pharma Safety Regulations
- Lengthening logistics chains & better identification technologies


Marking & Coding Market (Units)
Annual Units (000's)
120
100
80
60
40
20
0
15% CAGR
3% CAGR
Emerging Countries
Developed Countries
2010
2015

Strategy

- Capitalize on superior new products
- Grow emerging markets presence and share
- Improve solutions in fastest growing vertical market segments
- Pursue acquisition opportunities


9232

Competitive advantages

- Large installed base with strong aftermarket service
- Broad product range allows better customer partnership
- Global business model that matches global customers and can be leveraged further

Marking & Coding – Growth Continues With New Products & Geographic Expansion



Marking & Coding Revenue
BRIC +20% CAGR
MARKEM
$1,000
$800
$600
$400
$200
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F

Product Innovation Increases Future Growth


9232

New CIJ Product (92XX Family)

- Brings M-I to forefront of technology
- Market leading total cost of ownership
- Tool to gain market share


SmartDate X40

Thermal Transfer Technology Lead

- New X40 sets new standard in Quality & OEE
  Feature set able to scale up/down in platform

Portable Label Printer

- New product space for D-O – mobile label
- Incorporates a Bluetooth short range radio and label printing capability
- Unique combination of durability, speed, accuracy and lower supplies cost




2009 Sales & Service People
2012F Sales & Service People
≈ 50%
Increase
China
Brazil
India

China

- Improve direct coverage with Sales and technical services
- Expand local product design & manufacturing

India

- Expand our direct geographical coverage

Brazil

- Leverage our leading position by adding field forces to extend coverage areas

Kraft Foods Lorrach (Germany)

- Integrated solution including real-time codes across full packaging line
- "Pay per print" model transforms us into an integrated marking and coding partner

L & S Tube (China)

- Industrial applications are large and growing part of emerging economies
- Growing with China's largest extruded tube manufacturer thanks to our local service & commitment

Alternative Energy - Background

Market Trends

- Despite current headwinds, positive long term sustainability trends
- Tier 1 & technology driven customers will continue to invest
- Solar cost/watt significant decline is increasing demand
- China government initiatives upside to most forecasts




DPI Alternative Energy Revenue
~ 250% CAGR
2009
2010
2011

Our Market Entry

- Leverage platform & material deposition process knowledge
- Significant market share gains since entering market in 2008

Strategy

- Leverage scalable product platform into adjacent market
- Continue to gain share especially with Tier One Solar Customers
- Grow in Fuel Cells, LED & Battery applications


DEK
DEK

Competitive advantages

- Product Leadership
- Established service infrastructure
- Recognized as print process experts

Alternative Energy – Success Stories

Bloom Energy (USA)

- Fast growing Fuel Cell firm
- Win based on process knowledge & local service
- Our advantages rapidly earned us exclusive supplier status for print/dry solutions



Solar Tier 1 Customer (Asia)

- Technology (Eclipse) wins share thanks to industry leading throughput, accuracy & low breakage rates
- Won business over installed industry leading competitor
- Process expertise opens up new high efficiency cell opportunities

Adjacent Market Opportunities

Fluid Dispensing Markets





- Large & diverse end markets
- Steady recurring revenue streams
- Dispensing equipment market growing high single digits annually
- Tailwinds: Emerging market growth, new high growth applications (i.e., LED & Medical)

Mobile Label Printing Markets



- Mobility is a broad trend across industries
- Market larger than mobile receipt market & growing high single digit rates
- New coding technology driving new usage models

Fluid Dispensing – Growth in Adjacent Markets

Strategy

- Leverage current presence into broader play in attractive market
- Pursue acquisitions with high recurring revenue streams and technology


Plastic Consumables
Valves
Benchtop
Production
OKI
DOVER PARTICIPATION
Smaller
MARKET SIZE
Larger
Opportunity

Competitive advantages

- Material and process knowhow
- Global sales, service & distribution organization
- Flexible product platforms and scalable Asian manufacturing operations

Strategy

- Leverage current receipt printing presence into broader growing market
- Solutions approach helping new technology adoption


SALE
SALE



Competitive advantages

- Superior product quality & ruggedness
- Large project focused sales & service organization
- Increasing use of product platforms improving scale

Productivity & Leverage Enabled by a More Focused Segment

Segment Leverage

- Lean & Simplify back office systems
- Spare parts & repair logistics

Best Practice

- Installed Base Management
- Value pricing

Supply Chain

- Leverage with Electronics wave
- Segment initiatives: pneumatics, modules, linear bearings, etc.



Service Terminals deployed in 2011, more to come

Vendor Reduction	Before	After
Components	177	30
Boards	22	3
PCB Assembly	26	3

2012 – A First Look

Market	2011F Revenue Mix	2011F Revenue Growth	2012F Revenue Growth	2012 Margin Comments
Electronics	≈40%	≈11%	-7% to -11%	Negative volume leverage partially offset by productivity & flexibility actions ↓
Fast Moving Consumer Goods	≈39%	≈8%	6% - 8%	Expansion driven by volume leverage partially offset by investments for growth in emerging markets ↑
Industrial	≈21%	≈7%	7% - 9%	Expansion driven by volume leverage partially offset by investments for growth ↑
Total	**≈$1.6B**	**≈9%**	0% – 1%	Flat to ↑10 bps

Strategic Growth

- End Market Shift to more FMCG
- Printing Solutions grow
- Emerging markets emphasis

Segment Leverage/Productivity

- Global Talent mobility
- Best Practice sharing
- Supply Chain leverage

Fill External Growth Pipeline

- Multiple opportunities

Printing & Identification Revenue Outlook


$ in millions
Revenue
3-Yr CAGR 5 - 7%
$2,000
$1,500
$1,000
$500
$0
2009
2010
2011F
2012F
2013F
2014F

3-Year CAGR growth is driven in part by market recoveries in Alt Energy & Semi in 2013 - 14



DOVER ENGINEERED SYSTEMS

Tom Giacomini

President & Chief Executive Officer

Headlines – How We Win

- Extend our businesses into high growth geographies
- Class leading productivity solutions and energy efficiency for our customers
- Drive our operational excellence program through lean, sourcing and strategic pricing

DOVER
2011E REVENUE
≈ $8.2B

Communication Technologies (17%)	Energy (23%)	**Engineered Systems (40%)**	Printing & Identification (20%)

Revenue by End-Market


20%
43%
37%
Industrial
Refrigeration & Food Equipment
Fluid Solutions

Key Brands

Well Known Customers

WAL★MART
Mercedes-Benz
Johnson & Johnson
Anheuser-Busch
Chevron
WM WASTE MANAGEMENT
Ford
DOW
ECOLAB
CATERPILLAR
TARGET
intel
Publix
REPUBLIC SERVICES
MARS incorporated
Wegmans
PEMEX
Audi
NALCO
Tyson
SHERWIN-WILLIAMS.
Kroger
Cabela's World's Foremost Outfitter
BASF

Engineered Systems Platforms and Markets

Engineered Systems
$3.3B

Fluid Solutions			Refrigeration & Industrial		
2011F Revenue: $700M			2011F Revenue: $2.6B		
Pumps	Heat Exchangers	Dispensing	Refrigeration / Food	Waste & Recycling	Automation
					

Tailwinds – Positioning For Growth

	Fluid Solutions	Refrigeration & Industrial
Global energy demand	✓	
Sustainability	✓	✓
International/ BRIC growth	✓	✓
Consumer product safety		✓

Performance Update

- Improving revenue and margin trends
  - 12% YOY revenue growth
  - 19% YOY earnings growth
  - 90 bps YOY margin expansion
- YOY free cash flow increases 20%

Recent Trends

- Fluids businesses see continuing strength in Asia and Brazil, Europe is slowing
- Refrigeration order rates better than expected
- Waste & recycling business remains weak due to reduced municipal spending


$ in millions
Revenue
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2009
2010
2011F


$ in millions
Segment Earnings
$500
$400
$300
$200
$100
$0
2009
2010
2011F


Segment Margin
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
2009
2010
2011F

Geography & Product Mix

Geography

YTD 2011


6%
8%
16%
70%
Asia
North America
Europe
Rest of World

- **Drive profitable growth in emerging economies**
  - Fluids growing double digits driven by organic and acquisition activity
  - Strong market opportunities for Industrial companies as productivity and safety become more important in China and Brazil
  - Expected growth in 2012 in China, India & Brazil ≈ 23%

Product Mix


16%
84%
Recurring Revenue
Core Products

- **Key areas of new product development**
  - Productivity enhancement
  - Energy efficiency
  - Lowest total cost of ownership
- **Driving recurring revenue**
  - Enhanced service and aftermarket offerings
- **New product revenue will double in 2012**

- **Global retail refrigeration market: $6B**
- **Addressable market (N.A. retail refrigeration): $3B**
- **North American market growth rates**
  - Near term: Flat
  - Mid to Longer Term: 4-5%
- **Market Drivers**
  - Remodeling, new store construction
  - Enhanced retailing / food presence
  - Energy efficiency / green solutions
  - Competitors in transition

Refrigeration – Growth and Profitability Strategy

- **Continue to shift and improve portfolio mix towards higher margin, higher growth segments through product development**
  - Drive energy leadership for case, systems and specialty products
  - Establish our position as the leading supplier of sustainable CO2 refrigeration systems
  - Exploit our new specialty case capabilities to extend customer base and penetration with existing customers
- **Use targeted growth/acquisition strategy to extend business internationally into higher growth geographies and technology leading products**
  - CO2 / CO2 Transcritical
  - Extend existing customer relationships to Central and South America
  - Use systems business (technology driven) as foothold

Driving Enhanced Energy Efficiency and Environmental Friendliness


More
Energy Efficiency
Less
Green
More
2006
-CO_2 Secondary
-Glycol Secondary
2009
-CO_2 DX
-Glycol Secondary
2010
-CO_2 DX
-CO_2 Secondary
2008
-CO_2 Secondary
-Compact Chiller
2012
-Modular Ammonia Primary
2012
-CO_2 Trans-critical
ADVANSOR
Available Technology
Technology Launching

Refrigeration – Supporting Strong Growth & Technology Expansion


In millions
HILL PHOENIX REVENUE
ADVANSOR
Barker
TYLER
REFRIGERATION
CAGR 13%
$1,000
$750
$500
$250
$-
2004
2005
2006
2007
2008
2009
2010
2011F

Hill PHOENIX EXCELLENCE has become the market leader in refrigeration systems and cases in North America

Refrigeration – Customer Win

TARGET

- **Hill PHOENIX and Target: Strategic Partners**
  - **Challenge**: Target needed to reconfigure stores to prosper in a highly competitive retail environment
  - **Target's Conclusion:** A significantly expanded refrigerated food presence was needed to improve customer loyalty and drive traffic
  - **Solution**: Hill PHOENIX, leveraging our Tyler acquisition, became a strategic partner to Target by creating "Comprehensive Services" which allowed Target to efficiently reconfigure over 700 stores in the last two years.







Market Drivers - Fluid Solutions

- **Addressable market: $10B**
  - Positive Displacement Pumps: $7B
  - Heat Exchangers $2.2B
  - Chemical Dispensing: $450M
- **Market Growth (global CAGR)**
  - Pump Growth : 7%
  - Brazed Plate Heat Exchanger ("BPHE"): 10-15%
  - Chemical Dispensing: 3-5 %
- **Market Drivers**
  - Energy and chemical demand, infrastructure
  - Food and pharmaceutical consumption

Country	GFI CAGR 2011-'14	2014 GFI in $'bns
India	11.7%	$662
Russia	8.7%	$289
China	9.4%	$2,696
Brazil	9.5%	$306
USA	5.5%	$2,171
Europe	3.3%	$3,201
Japan	1.7%	$930

*EIU (Economist Intelligence Unit)

Fluid Solutions – Growth and Profitability Strategy

- **Leveraging our leading position in NA and Europe to capture growth in emerging markets, especially China and India**
  - Aggressively expand sales channels and engineering support
  - Expanded India and China manufacturing facilities for in-region consumption
- **Focus on growth in vertical end-markets**
  - Accelerate penetration and sales alliances in oil & gas, chemical and hygienic
  - Application conversion to BPHE through enhanced system efficiency
  - Globalize brands across geographies and markets
- **Acquisition opportunities within the pump and dispensing spaces**
  - Enhance portfolio offering of Positive Displacement pumps that further leverage our strong distribution network
  - Penetrate developing economies, including new and underserved geographies (ex. Red Screw in China)

PD Pump Portfolio – Profitable Expansion


ALMATEC
ABAQUE
Neptune
EnviroGear
PSG
PUMP SOLUTIONS GROUP
MOUVEX
REDSCREW
Blackmer
WILDEN


Pump Solutions Group Revenue (in millions)
$400
$300
$200
$100
$-
CAGR: 9%
2004
2005
2006
2007
2008
2009
2010
2011F

Acquisition Strategy for PD Pumps

Acquisition Filter

- High gross margin
- Patented products
- Brand recognition
- Strong synergy opportunities
- Channel leverage


Gear
Lobe
Peristaltic
Piston
Progressive Cavity
Screw
1
Enhance comprehensive positive displacement technology portfolio
Synergy capture
2
Add adjacent technologies
3
Enhance system capabilities
Controls
Filters
Flow meters
Mixers
Valves
Engineered Systems
Market share
System integrators
Targeted pump technology

PD Pump Global Growth


Total PD Pumps Market:
Regional Comparison of Growth Rates vs. Market Size (World), 2010-2017
Growth Rate (%)
10.0
7.5
5.0
2.5
0.0
1,750
2000
2250
2500
2750
3,000
3,250
3,500
3,750
4,000
4,250
4,500
4,750
5,000
Market Size (US$ M)
2010
$2.0B
2010
$2.6B
2010
$2.6B
EMEA
2017
$3.0B
CAGR ('10-'17)
5.6%
Americas
2017
$3.8B
CAGR ('10-'17)
6.0%
Asia Pacific and
ROW
2017
$4.9B
CAGR ('10-'17)
10.1%
Source: Frost & Sullivan

Driving PD Pump Growth in China and India

- **We have demonstrated the ability to share best practices, localize product and supply chains within China - increasing our competitive infrastructure; replicating in India**
  - **Regional footprints provide excellent geographic access to customers**
  - **Placing both production and suppliers closer to the customers**
  - **China facility has shifted from 80% export to 75% local consumption for PSG**

Strong Presence in Niche Industrial Markets

- All companies enjoy strong market share positions
- 13% YOY organic revenue growth
- 15% YOY EBIT growth
- Low capital expenditure requirements ≈1.5% of sales
- Strong cash generation

Industrial Growth - Opportunities

Recycling

- Global market = $15B
- Addressable market = $4B
- Global growth of 8-10% in processing equipment

Vehicle Service Equipment

- Global market = $3.1B
- Addressable market = $1.1B
- Global growth rate of 4.4%
- China / India growth rate of 15-20%

Organic Growth Opportunities

Recycling

- Strong economics, consumer preference and regulatory pressure driving investment
- New product plans of $15M
- Geographic expansion in China

Vehicle Service Equipment

- New products will generate over $10M via heavy duty and collision
- Capacity increases in China
- Geographic penetration in Brazil, India

Acquisition Opportunities

Recycling

- Strategic acquisitions in higher growth and profitability recycling markets





Vehicle Service Equipment

- Strategic acquisition opportunities in lifts (geographic) and collision





2012 – A First Look

Market	2011F Revenue Mix	2011F Revenue Growth	2012F Revenue Growth	2012 Margin Comments
Refrigeration & Food Equipment	≈37%	≈7%	6% - 8%	Expansion driven by volume conversion, pricing and productivity ↑
Fluid Solutions	≈20%	≈19%	7% - 9%	Expansion driven by higher margin new products, pricing and productivity ↑
General Industrial	≈43%	≈12%	4% - 6%	Positive volume conversion, new product mix and productivity ↑
Total	**≈$3.3 B**	**≈12%**	**5% - 7%**	**↑ ≈50 bps**

Summary

- Build out global footprint
- Market share gains through innovation/product development
- Acquisitions – enhanced capabilities and geographies
- Leveraging productivity initiatives

Engineered Systems Revenue Outlook


$ in millions
Revenue
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3-Yr CAGR 6-8%
2009
2010
2011F
2012F
2013F
2014F



DOVER ENERGY

Bill Spurgeon

President & Chief Executive Officer

- Energy markets remain strong
- Dover Energy will outpace market growth
- Creating solutions for our customers
- Global Expansion – bring the product to the customer
- Continuing appetite for acquisitions

DOVER
2011E REVENUE
≈ $8.2B

Communication Technologies (17%)	Energy (23%)	Engineered Systems (40%)	Printing & Identification (20%)

Revenue by End Markets


28%
21%
51%
Drilling
Production
Downstream

Key Brands

Drilling: USSynthetic, QUARTZDYNE

Production: NORRIS, HF, COOK COMPRESSION, TWG

Downstream: OPW, WAUKESHA BEARINGS, OPW FLUID TRANSFER GROUP

Performance Update

- **2011 will be record year in:**
  - Sales
  - Bookings
  - EBIT
- **Margin impacted by acquisition related costs**
- **Operating cash flow up over 2X last year**
- **Organic growth ≈27%**
- **Acquisition growth ≈19%**
- **Strong international growth**

Recent Trends

- **NA rig count up 19% YTD, Q4 remains strong**
  - Oil rigs - 52% total rig count
  - Horizontal rigs - 57 % total rig count
- **Late cycle power generation continues to expand**
- **Emerging market opportunity continues to grow**


Revenue
$2,000
$1,500
$1,000
$500
$-
2009
2010
2011F


Segment Earnings
$500
$400
$300
$200
$100
$-
2009
2010
2011F


Segment Margin
25%
20%
15%
10%
2009
2010
2011F

Tailwinds – Positioning for Growth

	Drilling	Production	Downstream
Global energy demand	✓	✓	✓
Sustainability	✓	✓	✓
International/ BRIC growth	✓	✓	✓

Market Drivers - Demand and Depletion

Liquids Demand



History
Projections
125
100
75
50
25
0
Unconventional oils
CTL and GTL
Biofuels
Refinery gain
Natural gas plant liquids
Conventional crude oil
and lease condensate
2000
2009
2015
2025
2035

Oil Demand in million barrels per day; Source: EIA 2011 Energy Outlook

Supply Challenge



120
100
80
60
40
20
0
Millions Barrels Per Day
Projected global oil demand
Capacity Additions Needed
to Meet Demand Growth
Capacity Additions Needed
to Maintain Production
Unconventional Production Growth
NGL Growth
Existing Production
(including NGL and unconventional)
2011
2016
2021
2026
2031
2035

- Emerging markets driving demand
- Accelerating depletion driving increased need for artificial lift
- Rising reserve replenishment costs – increasing role of unconventional oil

Significant Investment Is Needed In Crude Supply To Maintain Existing Production And Meet Future Demand

- Drilling activity to remain high in coming years due to:
  - Supportive oil prices
  - Oil and gas wells are not producing at peak levels
- Total footage drilled in NA estimated to grow at a 6% CAGR from 2011 to 2014


NA Average Rig Count
NA rigs
2011-'14 CAGR 6.2%
3000
2500
2000
1500
1000
500
0
2009
2010
2011F
2012F
2013F
2014F
Source: Spears and Associates

Drilling – Why We Win

- **Dover drilling growth remains strong**
  - Drilling products growth outpacing drill bit market by more than double
- **What is driving such strong growth?**
  - Superior Polycrystalline Diamond Cutters (PDC)
    - Increasing production efficiency by reducing downtime
    - Extend run time up to x10
  - Outperforming Competitors



Organic
Market Share Gains
Technology Growth
Acquisition
23% CAGR
2005
2006
2007
2008
2009
2010
2011

Source: Management Estimate

A Case Study in Delivering Customer Value

- Though diamond inserts on the drill bit represent less than 1% of the drilling cost, they can save the operator hundreds of thousands of dollars
- Always pushing pressure and temperature extremes to save customers time and money
- In the Gulf of Mexico our bit inserts saved our customer over half a million dollars

Value Created	Carbide	PDC
Rate of Penetration Bit Life	40 ft/hr 1500 ft	70 ft/hr 3000 ft
Drilling Days for 10K Ft. Well Drilling Time Bit Change Time (1000 f t/hr)	 10.4 2.6	 6.0 1.5
Total	**13.0**	**7.5**
Daily Rig Rate	$100K	$100K
Total Rig Cost	**$1.3MM**	**$0.75MM**

Artificial lift vs. Naturally producing wells


6%
94%
Artificially Lifted
Naturally Flowing

World Oil Magazine

- It is estimated that 94% of the reported 1 million global oil producing wells utilize some sort of artificial lift
- 68% of the total wells using artificial lift in 2011 are in NA

Production- Business Evolution

From Artificial Lift Products to → Broad Portfolio with leading brands

2001


Rod Lift


Plunger Lift


Valves

Revenue: $160 Million

+ 2009


Topside Monitoring


Sinker Bar


Coiled Rods


Down-hole Controls


Service Rigs

Revenue: $270 Million

+ 2011F


PCP Top Drive


Oil and Gas conditioning systems


Down Hole Pumps


Down-hole PC Pumps


Field Service

Revenue: ≈$650 Million

Broad Portfolio of Artificial Lift Solutions



PC Pump System
Rod Pump System
Plunger Lift
Valves
Monitoring System
Automated Controls
PC Top Drive
High Priority
Low Priority
Gas Lift
ESP Lift
Plunger
Sucker Rod
Coiled Rod
Rod Pump
Downhole PC Pump

Market Drivers – Downstream



Fuel Consumption Forecast
(Normalized to 2011 consumption)
1.20
1.15
1.10
1.05
1.00
0.95
0.90
2011
2012
2013
2014
Asia Pacific
Middle East
Latin America
Africa
Europe
North America
Source: Economist May 2011



Electricity Generation Capacity Additions
(Gigawatts)
50
40
30
20
10
0
Natural gas
Renewables
Coal
Nuclear
2010-2015
2016-2020
2021-2025
2026-2030
2031-2035
Source: EIA

- Fuel consumption to grow fastest in Asia Pac at 4.7% CAGR (India 11.6%, China 6.9%) and slowest in North America at -0.4%
- Environmental regulations driving demand for downstream products
- International natural gas prices as much as 4 times higher than North American prices

Downstream – Fuel Transportation and Handling

	US (≈185,000 stations)	ROW (≈500,000 stations)
Stations with vapor recovery Systems	70%	20%
Stations with automatic rank gauge systems	75%	35%
Stations with pressurized systems	97%	20%


CHINA POST





- Roughly 75% of global retail fueling stations are outside of the United States
- Asian automotive sales to grow at a 12% CAGR from 2011-2014
- Clean Air regulations spreading globally, driving use of vapor recovery technologies
- Ground Water regulations just beginning, driving use of double wall containment technologies
- Focus on localization of product design and manufacturing to take advantage of these opportunities

Strong growth expected to continue

Hunting for more acquisitions


Organic CAGR 10-12%
$65m
$90m
$175m
WAUKESHA
INPRO/SEAL
BPI
KMC
2005
2009
2011F
2014F

Broad Portfolio with Leading Market Position


Magnetic Bearings


Bearing Isolators/Protection


Journal Pad Bearing


Shaft Seals


Thrust Pad Bearing


Shaft Current Protection

Product Innovation

- **Down hole Pumps – Sand Pro**
  - Extends run time up to x10
- **PDC's– New Product Leadership**
  - 70% of sales come from products introduced in the last two years
- **Next generation fueling nozzle**
  - Advanced engineering for improved safety and reliability
  - Environmentally sensitive – reduces dripping
- **iChem solar chemical injection system**
  - Eliminates gas emissions and chemical leaks


AVANCE
NEXT GENERATION NOZZLE


OG&PE
Oil, Gas & Petrochem Equipment
ON the WEB
OCTOBER 2011

Capital Strategy

- Significant internal investments driving strong organic growth of ≈10%
- Strategic acquisitions
  - Continue to expand artificial lift
  - Grow production & downstream sectors
  - Accelerate global footprint
  - Expand our energy product offerings and applications

2011 YTD Revenue by Geography


7%
5%
8%
80%
North America
Europe
Asia
ROW

Emerging Markets Organic Revenue


2011 ≈$230M
≈21% CAGR
2014 ≈$410M

- Significant investments made to develop local presence in Brazil, Mexico, Russia, India, The Middle East, and China
- Continue market penetration & expansion in these markets
- Product localization

Productivity

- Lean projects continue to provide strong results
- Supply chain advancements will be strong contributor to productivity savings in 2012
- 10% Year over year improvement in TRIR safety ratings from 2010
- US Synthetic wins the highest lean manufacturing award

THE SHINGO PRIZE
for OPERATIONAL EXCELLENCE™

2012 – A First Look

Market	2011F Revenue	2011F Revenue Growth	2012F	2012 Margin Comments
Drilling	≈21%	≈33%	7% - 9%	Productivity gains offset by strategic growth of new product lines Flat to slightly up
Production	≈51%	≈72%	12% – 14%	Improvement driven by productivity gains, volume, and reduced one time integration costs from 2011 ↑
Downstream	≈28%	≈18%	8% – 10%	Improvement driven by productivity gains, volume, and reduced one time integration costs from 2011 ↑
Total	**≈$1.9 B**	**≈46%**	**10% - 12%**	**↑ ≈50 bps**

Summary

Drive profitable organic growth

- New product development
- Global expansion

Acquisitions

- Continue to expand artificial Lift
- Focus on Production and Downstream

Operational excellence

People development

- Fully leverage Dover's talent management process

New segment structure provides better market focus and simplicity to organization

Energy Revenue Outlook


Revenue
$ in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
3-Yr CAGR 9-11%
2009
2010
2011F
2012F
2013F
2014F


12:56
05 DEC 2011 MON
+25 °C
8:00AM
2 missed calls

DOVER COMMUNICATION TECHNOLOGIES

Jeffrey Niew

President & Chief Executive Officer

- **Commitment to technology and innovation leadership**
- **Leverage cost synergies to drive productivity gains**
- **Global Expansion – Be where the customers are to support growth and share gains**

Tailwinds – Positioning for Growth

	Handsets	Life Sciences	Aerospace/ Industrial	Military	Telecom
Global energy demand			✓		
Consumer product safety		✓			
International/ BRIC growth	✓	✓	✓	✓	✓
Communications	✓		✓	✓	✓

DOVER 2011E REVENUE ≈ $8.2B

Communication Technologies (17%)	Energy (23%)	Engineered Systems (40%)	Printing & Identification (20%)

Revenue by Key Market


31%
18%
17%
16%
18%
Handsets
Life Sciences
Aerospace / Industrial
Military
Telecom / Other

Key Brands

- Knowles Electronics
- Sound Solutions
- K&L Microwave
- DowKey Microwave
- Airtomic
- Vectron International
- CPC Colder Products Company
- Sargent Aerospace & Defense

Performance Update

- **Organic Performance (2011F)**
  - Forecasted full year organic revenue growth >9%
  - Organic EBIT margin expansion of 120 bps to >20%
- **Acquisition Performance**
  - Closed on the acquisition of Sound Solutions at the beginning of the 3rd quarter.
  - Integration well under way and on track for significant sales and costs synergies in 2012

Recent Trends

- **Smart Phone market continues to be solid**
- **Commercial Aerospace seeing solid order rates**
- **Telecom infrastructure remains soft**



$ in millions
Revenue
$1,500
$1,000
$500
$0
2009
2010
2011F



$ in millions
Segment Earnings
$250
$200
$150
$100
$50
$0
2009
2010
2011F



Segment Margin
Margin 17.7%, excluding Sound Solutions acquisition costs
25%
20%
15%
10%
5%
0%
2009
2010
2011F

Geography & Product Mix


Geography
YTD 2011
2%
16%
49%
33%
Asia
North America
Europe
Rest of World

- **Continue to service global customer base**
  - Asian presence driven by handset and telecom markets
  - Invest in Life Science products for European and Asian markets
  - Invest in Aerospace products for Asian markets


2011F New Products Revenue
34%
66%
Core Products
New Products

- **Working on 5th generation of MEMS**
- **Continued strong product development pipeline and progress in market extensions**

- **Investment in R & D**
  - Handset
  - Medical
  - Aerospace
  - MEMS Timing Device
- **Geographical R & D expansion**
- **Joystick**
  - Game changing technology
- **Investment in optics – providing auto focus and optical zoom in a low profile component**
  - Increased handset camera quality supports need for better lens capability




R & D Spend ($ in M)
$100
$75
$50
$25
$-
2009
2010
2011F

Market Drivers - Handsets

- Growth of connected individual via handheld devices – an indispensible window to the world
- Addressable market : By 2015 will exceed 1.6 billion units = 12% CAGR
- Multiple mics now used in >50% of all smart phones and growing
- Explosion of interface/data acquisition features


Global Mobile Handset Market
Millions of units
2,500
2,000
1,500
1,000
500
0
2009
2011
2013
2015
Grey Handset
Ultra Low Cost Handset
Entry Level
Addressable Market
Feature Phone
Low End Smart Phone
Mid/High End Smart Phone

Source – HIS iSuppli Mobile Handset Market Tracker


Receiver
Speaker
Microphone

- **We are the leading acoustic supplier in the Smart Phone and High Feature Phone segment**

- **When premium audio performance matters – we win**
  - Best in class acoustic performance
  - Multiple mics for noise reduction
  - High performance speakers
  - Mechanical acoustic/algorithm integration

- **Our strategy is to have the full capability to solve any and all audio demands for the hand set market**

- **Our scale drives continual productivity gains**







Sound Solutions Update – Strategic Rationale


SiSonic
Chipset/Silicon Block
Microphone Block
Cellular modem
General purpose processor
Signal Processor
Digital Audio HW
Microphone
Microphone
Receiver
Speaker
Speaker/Receiver Block
Audio Blocks with Fragmented Supplier Base

YESTERDAY: *Knowles supplied only the microphone portion of the audio system*

TODAY: *Sound Solutions is providing receiver and speaker portion of the audio system*

TOMORROW: *Building ASIC Design and Integration competencies providing full audio block solutions to handset customers*

Handsets - Competitive Advantage

- Smallest footprint
- Broadest portfolio of products to meet market needs
- Highest technical performance
- Offering all three aspects of the audio needs – mics/speakers/receivers
- Scale drives continuous productivity improvement
- Continued investment in new products and designs

Silicon tech roadmap to Gen 4




Improving
SNR (dB)
63
54

Acoustic Components– Supporting Explosive Growth & Unprecedented Scale


MEMS UNITS
92% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011F
2012F


SPEAKER & RECEIVER UNITS
9% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011F
2012F

Sound Solutions Update - Synergies

- **Sound Solutions strategic fit and long term value confirmed**
  - More components of the audio block – opportunity to become total audio solutions supplier
  - Favorable customer response – complementary sales efforts already yielding positive results
- **Near term challenges are:**
  - Continued diversification of customer base
  - Execute ramp for significant expected growth


Revenue
1. One face to the customer – cross-sell
Operations
1. Leverage low-cost Asian operations
Operations
1. Leverage R&D & mfg. capabilities
2. Total audio solution
Procurement
1. Combined purchasing power
Process
1. Utilize best practices across organization
SYNERGIES

Market Drivers - Life Science

- Our current addressable market in hearing components and medical connectors: > $500 million
- Growth in world's middle class is driving demand for improved healthcare services
- Population of elderly people (>65) will grow 22% in coming years
- American Medical Association predicts 25% of the world's population suffers measurable hearing loss
- Insurance companies increasingly cover hearing aids
- Lower costs and improved sanitary conditions shift demand to one-time disposal or limited use products made of plastics

Age distribution in Western World


2005
2025
95-99
90-94
85-89
80-84
75-79
70-74
65-69
60-64
55-59
50-54
45-49
40-44
35-39
30-34
25-29
20-24
15-19
10-14
05-09
00-04
60 50 40 30 20 10 0 10 20 30 40 50 60 *

* Scale indicates millions of people

Market Drivers - Life Sciences

- We are the worlds largest supplier of plastic disconnect couplings
- Single/Limited use disposable plastic connectors provide improved sanitary conditions versus stainless steel
- Applications include life sciences, industrial and chemical handling markets
- Outstanding brand recognition and reputation


Colder Revenue
$90
$60
$30
$-
9% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E


AseptiQuik®
DC

Steady Growth in Hearing Aid Market


Hearing Aid Unit Growth (in thousands)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
CAGR: 6%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011F
2012F
2013F
2014F
2015F
2016F

Source: Company estimates

Low Penetration Rate in Hearing Aid Industry

Hearing impaired population segmented by grades of hearing loss



Profound or residual: 5%
70%
30%
Moderate to severe: 20%
50%
50%
Mild to moderate: 75%
10%
90%
aided population
unaided population
Tremendous opportunity



THE HEARING AID FOR PEOPLE WHO AREN'T READY FOR A HEARING AID.

INVISIBLE.* AFFORDABLE.



You may be having trouble hearing what people are saying – or are starting to miss out on sounds you once heard – but you're not sure you're ready to wear a hearing aid yet, especially one that people can see.

That's what makes you ready to AMP.

New AMP fits snugly in your ear canal, so no one but you will know it's there. It's comfortable, removable, and ready to wear in a single visit to your hearing professional. Better yet, AMP's small size and ear canal placement take advantage of your ear's natural acoustics for a sound quality you need to hear to believe.

A·M·P

- Fits invisibly in your inner ear
- Is ready to wear in one visit
- Is easy to remove

Market Drivers - Hearing Aid Market



Larry Summers: American Economist, featured in the 2010 documentary, "Inside Job", Distributed by Sony Pictures Classics



President Bill Clinton

Technology


oticon

- **Our acoustic expertise and advanced technologies helps drive innovation and miniaturization**
- **Miniaturization is a key hurdle in penetrating unmet needs of population with mild to moderate hearing loss**

- Technology leadership in niche segments
- High trust, cooperative relationships with customers
- Unmatched, critical scale to support all requirements
- Strong commitment to innovation

Strong Presence in Niche Aerospace/Military Markets

- Continue to selectively invest in sole source niche component applications
- Focus on critical applications (> $100K opportunity per plane)
  - Hydraulics / Landing gear / Structure
  - Communications / Radar
- Commercial Aerospace growth prospects are solid over the long-term
  - Steady growth ≈5% CAGR
  - Strong trends in commercial aviation
  - Large emerging market opportunities
- Military funding outlook is better for remote surveillance / drone / radar applications

Capital Strategy

- **Handsets – continue to grow organically**
  - Capacity expansion for continued market growth
  - Automation for cost reduction
  - New equipment to support market acceptance of new products
- **Life Sciences – mix of organic and acquisition**
  - Growth in Europe may be best served through acquisition on top of organic growth
- **Aerospace – continue to grow organically**
  - Support move to China to provide local content to Commercial markets
- **Other M & A opportunities to be pursued to expand in communication technology applications (sensors, other MEMs applications, etc.)**

Productivity

- **Continued emphasis on low cost manufacturing at all levels of segment operations**

Labor Intensive



Semi Automated



Fully Automated



- **Opportunistic Vertical Integration**
- **Manufacturing footprint consolidation and integration of back office opportunities**
- **Material sourcing in LCC provides additional margin expansion opportunities**

2012 – A First Look

Market	2011F Revenue Mix	2011F Revenue Growth	2012F Revenue Growth	2012 Margin Comments
Handsets	≈31%	≈165%	64% - 69%	Acquisitions accounts for 2/3rd of overall revenue growth. Further expansion driven by new product development; increased automation in scale; synergy benefits ↑
Life Sciences	≈18%	≈ -4%	5% – 9%	Volume leverage and positive product mix drive margin expansion ↑
Aerospace/Industrial	≈17%	≈26%	0% - 4%	Improvement driven by strengthening of commercial aerospace offset by decline in general industrial market ↑
Military / Defense	≈16%	≈ -9%	2% - 4%	Improvement driven by productivity and positive product mix ↑
Telecom / Other	≈18%	≈ 5%	-3% to -5%	Margin impacted by mix & restructuring ↓
Total	**≈$1.4 B**	**≈ 28%**	**↑ 20% - 24%***	**↑ ≈ 120 bps**

* Includes full year impact of 12-14% acquisition growth

Summary

Performance

Today

Operational Excellence

- Manufacturing strategy development
  - Site rationalization
  - Margin expansion
- Leverage of supply chain
  - Strategic pricing
  - Strategic procurement

Tomorrow

Leverage Dover Wide Technologies

- Accelerate sales in new markets
- Dover wide technology investment
- Business development

Communication Technologies Revenue Outlook


$ in millions
Revenue
$2,500
$2,000
$1,500
$1,000
$500
$0
3-Yr CAGR 12 - 14%
2009
2010
2011F
2012F
2013F
2014F




12:56
+25°C
2 missed calls


DOVER

Brad Cerepak

Senior Vice President and Chief Financial Officer

2011 ……Continued Solid Growth

- **Majority of end-markets continued to exhibit solid growth**
- **Continued focus on business improvement**
  - **Margin improvement and operational efficiency offset, in part, by business mix and deal costs**
    - Deal costs impact segment margins approx 20bps; Adjusted segment margin ≈ 17%
    - Further gains in productivity and lean initiatives
- **Invested in capacity expansion, geographic growth & product innovation**
- **Well positioned for growth**
  - **Strong balance sheet and healthy cash generation**

Continuing Earnings Per Share



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
Adjusted continuing earnings per share
Discrete tax benefits
Implied Q4 Guidance $1.02 -$1.07
Q1
Q2
Q3*
Q4*
Q1*
Q2*
Q3*
Q4F
2010
2011

* Includes discrete tax benefits of $0.20 EPS in Q3 2010, $0.07 in Q4 2010, $0.04 in Q1 2011, $0.12 in Q2 2011 and $0.01 in Q3 2011

Mid Q4 Update

Business Commentary

- Business levels are generally as anticipated coming out of Q3, with normal seasonal patterns and continued strength in Energy and China
- Seeing weakness in Europe (modestly impacting marking & coding and pump markets)
- Deal flow is strong; we closed 2 small deals in Q4 and pipeline is active
- Modest deal costs expected in Q4 (not in prior guidance)
- Full-year EPS guidance of $4.45-$4.50 remains unchanged
- Cash flow generation is strong

2012 ... An Earnings Framework

	2012 Initial Thoughts	Comments
Sales growth		
▪ Organic (%)	4% - 7%	
▪ Acquisition (%)	≈ 3%	Expect more
Segment margin (%)	Up 40 – 70 bps from 2011	
Interest expense	Up slightly from 2011	Incremental impact of 2011 bond issuance
Corporate expense	Up ≈ $9M from 2011	Pension Discount Rate
CapEx	≈ 3% of revenue	
Tax rate	≈ 27%	Improved mix

Revenue Growth by Segment - 2012

Segment	2011F Revenue Mix	2012 F Organic Growth	2012F Acquisition Growth*	Total
Communication Technologies	17%	8% - 10%	12% - 14%	20% - 24%
Energy	23%	8% - 10%	≈ 2%	10% - 12%
Engineered Systems	40%	4% - 6%	≈ 1%	5% - 7%
Printing & Identification	20%	0% - 1%	-	0% - 1%
Total	≈ $8.2 B	4% - 7%	≈ 3%	7% - 10%

* Acquisitions already completed

	2012 - 2014	Comments
Annual Organic Sales Growth %	7% - 9%	Longer term: 4% – 5%
Annual Acquisition Sales Growth %	Announced as closed	Longer term: 3% – 5%
Annualized Segment Margin Improvement	50 - 70 bps	
Sustainable Tax Rate	≈ 27%	
Annual Capex Spend	2.5% – 3.0% of revenue	
Free Cash Flow Generation	10% - 11% of revenue	

Consistent Financial Policy

- Committed to maintaining investment grade credit rating
- Cognizant of short-term performance metrics, but manage for the long term
- Long-term debt-to-cap target: 35%
- Continue long and consistent dividend policy (56 years of annually increasing dividends)
- Acquisitions compete with share buyback

Margin Expansion

- **2011 margin performance driven by productivity and pricing; offset by acquisition related costs and business mix**
  - Lean activities across all segments
  - Benefits from supply chain and selective restructuring
  - Strategic pricing programs
- **Looking forward**
  - Focus on productivity and costing down
  - Continued progress in shared manufacturing and supply chain
  - 2014 segment margin approaching 19%


SEGMENT MARGIN
20%
15%
10%
17.0%
16.8%
19.0%
50 – 70 bps/yr improvement
2010
2011F
2012
2013
2014F

2011F Segment Margin was 17% excluding the impact of 2011 deal related costs

Capital Allocation Priorities

Estimated cumulative cash flow (3-years, $B)	2009 – 2011
Cash flow from operations	$2.8
Capital expenditures	(0.6)
Free Cash Flow*	2.2
Change in net debt	(0.2)
Total	$2.0

We anticipate generating over $3B in free cash flow 2012 -2014*

- Internal projects to expand markets, develop products and boost productivity
- Return cash to shareholders through the continuation of our long-standing dividend policy
- Make strategic acquisitions primarily focused in our five growth spaces
- Repurchase shares to principally cover dilution

* Reference Dover's Form 10-K for definition of free cash flow






12:56
+25°C
2 missed calls



DOVER

Bob Livingston

President and Chief Executive Officer

Positioning for Growth

Maintaining advantaged Dover business model

Strategic Focus Areas

Positioning for Growth

Capturing the Benefits of Common Ownership

Disciplined Capital Allocation

Our New Segment Structure:

- Provides better alignment and focus around our end markets
- Allows us to better leverage our executive leadership talent and expertise
- Helps improve the sharing and leveraging of resources within and between the four segments
- Enhances execution of business-specific strategies
- Facilitates internal and external benchmarking against companies serving similar markets

Dover's New Segments – Key takeaways

ENGINEERED SYSTEMS

- Embracing "Customer-win" concepts and innovation/new product development.
- Pursue high growth emerging market opportunities that line up with strategic direction.
- Significant productivity gains from supply chain and operational excellence.

ENERGY

- We continue to play in a robust and expanding market.
- Significant opportunities for geographic expansion.
- Continue to expand product offerings.

PRINTING & IDENTIFICATION

- Opportunities for significant organic growth in fast-moving consumer goods space.
- Increasing opportunities to expand in global markets.
- Expand into new applications.

COMMUNICATION TECHNOLOGIES

- Commitment to technology and innovation leadership.
- Ability to leverage cost synergies to drive productivity gains.
- Expand into new markets and applications.

GROWTH

Grow 7% - 9% organically, complemented by acquisition growth of 3% - 5%

MARGIN

Expand segment margin to 19% by 2014

CASH FLOW

Generate free cash flow of 10% of revenue

Total shareholder return in the top quartile of our peer companies